UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2023

FIRST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 0-16759

Indiana	35-1546989
(State or other jurisdiction	(I.R.S. Employer
incorporation or organization)	Identification No.)

One First Financial Plaza, Terre Haute, IN	47807
(Address of principal executive office)	(Zip Code)

(812) 238-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.125 per share	THFF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On November 13, 2023, First Financial Corporation, an Indiana corporation ("FFC"), First Financial Bank, National Association, a national banking association and wholly-owned subsidiary of FFC (“First Financial Bank”), and SimplyBank., a Tennessee-chartered commercial bank (“SimplyBank”), entered into an Agreement and Plan of Reorganization (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, FFC will form an interim national banking association as a wholly-owned subsidiary, which will merge with and into SimplyBank, with SimplyBank as the surviving entity (the "Interim Merger"). Immediately following the Interim Merger, SimplyBank will merge with and into First Financial Bank, with First Financial Bank as the surviving entity (the "Bank Merger," and together with the Interim Merger, the "Transactions").

Merger Consideration

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Interim Merger (the "Effective Time") other than dissenting shares, each share of SimplyBank Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive $718.38 per share in cash. The aggregate value of the transaction is $73.4 million.

Other Terms and Conditions

The Merger Agreement contains customary representations, warranties and covenants of SimplyBank, FFC, and First Financial Bank, including, among others, covenants relating to the conduct of SimplyBank’s business during the period between the execution of the Merger Agreement and the consummation of the Interim Merger. The Merger Agreement provides each of SimplyBank and FFC with certain termination rights. If the Interim Merger is not consummated under specified circumstances, including if SimplyBank or FFC terminates the Merger Agreement under certain circumstances and SimplyBank enters into an alternative transaction within 12 months of the termination, SimplyBank has agreed to pay FFC a termination fee in the amount of $2.9 million.

The Merger Agreement was unanimously approved by the Boards of Directors of FFC, SimplyBank, and First Financial Bank. The parties anticipate that the Transactions will close in the second quarter of 2024, subject to approval of SimplyBank's shareholders, regulatory approvals, and other customary closing conditions.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated by reference in its entirety.

The Merger Agreement has been filed herewith to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about FFC, First Financial Bank or SimplyBank. The Merger Agreement contains representations, warranties and covenants that FFC, First Financial Bank and SimplyBank made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement among FFC, First Financial Bank, and SimplyBank and may be subject to important qualifications and limitations agreed to by FFC, First Financial Bank and SimplyBank in connection with negotiating its terms, including being qualified by confidential disclosures exchanged among the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or securityholders, or may have been used for the purpose of allocating risk among FFC, First Financial Bank and SimplyBank rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in FFC’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this report, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections, and benefits relating to the proposed merger between First Financial Bank and SimplyBank, which are subject to numerous assumptions, risks and uncertainties. Words such as

‘‘believes,’’ ‘‘anticipates,’’ “may,” “will,” “should,” “likely,” “expected,” “estimated,” ‘‘intends,’’ “future,” “plan,” “goal,” “seek,” “project,” or the negative of these terms and other similar expressions may identify forward-looking statements, but are not the exclusive means of identifying such statements. Please refer to FFC’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as its other filings with the SEC, for a more detailed discussion of risks, uncertainties, and factors that could cause actual results to differ from those discussed in the forward-looking statements. FFC intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. Investors and security holders may obtain free copies of FFC’s SEC filings without charge at the SEC’s website at https://www.sec.gov or under the “Investor Relations” section of FFC’s website at https://investor.first-online.bank.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors previously disclosed in reports filed by FFC with the SEC, risks and uncertainties for FFC, SimplyBank, and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of SimplyBank’s operations with those of FFC and First Financial Bank will be materially delayed or will be more costly or difficult than expected; the inability to close the proposed merger in a timely manner; the inability to complete the proposed merger due to the failure of SimplyBank’s stockholders to adopt the merger agreement; diversion of management's attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the proposed merger, including receipt of required regulatory and other approvals; the failure of the proposed merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the proposed merger on FFC’s, First Financial Bank’s, SimplyBank’s, or the combined company's respective customer relationships, operating results, or market price; the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected or unknown factors, events, or liabilities; potential litigation or regulatory action related to the proposed merger; and general competitive, economic, political and market conditions, and fluctuations. All forward-looking statements included in this press release are made as of the date hereof and are based on information available at the time of the press release. Except as required by law, neither FFC nor SimplyBank assumes any obligation to update any forward-looking statement.

Item 8.01 Other Events

On November 13, 2023, concurrently with the execution of the Merger Agreement, the stockholders of SimplyBank entered into a voting agreement (the “Voting Agreement”), pursuant to which, among other things, each specified stockholder has agreed to vote all of its shares of SimplyBank in favor of the approval and adoption of the Merger Agreement and the Interim Merger.

The foregoing summary of the Voting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Voting Agreement, which is included as Exhibit A to the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated by reference in its entirety.

On November 13, 2023, FFC and SimplyBank issued a press release announcing entry into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of FFC’s investor presentation related to its acquisition of SimplyBank is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

The exhibit to this report is as follows:

Exhibit Number
2.1*

Agreement and Plan of Reorganization by and among First Financial Corporation, First Financial Bank, National Association, SimplyBank., and FFB Interim Bank, National Association (upon its formation) dated as of November 13, 2023.

99.1	Press Release dated November 13, 2023 issued by First Financial Corporation
99.2	Investor Presentation dated November 13, 2023 issued by First Financial Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Pursuant to item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Corporation

Dated November 13, 2023
/s/ Rodger A. McHargue
Rodger A. McHargue
Secretary/Treasurer and Chief Financial Officer